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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 23, 2002, in the Registration Statement (Form S-4) and related Prospectus of LBI Media, Inc. dated October 4, 2002.

                                     /s/ Ernst & Young LLP

Los Angeles, California
October 4, 2002